EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Sets New Power Record With 34% Increase Over Its Previous Electricity-Generating Glass

Columbia, Maryland – March 2, 2018 – SolarWindow Technologies, Inc. (OTC: WNDW) announced today that it has set a new company performance record for power efficiency with a 34% increase in performance over previous generations of its transparent electricity-generating glass.

Today’s announcement is based on results of independent testing and certification of SolarWindow™ devices by the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL) Device Performance Measurement Laboratory.

This 34% increase in power over previous SolarWindow™ performance records, announced by the company on May 8, 2014, represents a breakthrough for the company’s transparent electricity-generating glass, which when fabricated into windows, could turn entire buildings into vertical power generators.

Targeting the estimated 5.6 million U.S. commercial buildings, which consume almost $150 billion in electricity annually, the company’s transparent electricity-generating windows could reduce energy costs by up to 50%, according to independently-validated company power and financial modeling.

The company estimates that the market for SolarWindow™ glass products for tall towers and skyscrapers represents a $100 billion opportunity.

“Achieving a 34% power boost from our new record-setting transparent electricity-generating glass is a major inflection point for our company and our collaborating partners,” stated Mr. John Conklin, President and CEO of SolarWindow Technologies, Inc.

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“One of our ongoing, long-term product development objectives has been dedicated to developing improved electricity-generating coatings by enhancing performance. We’ll continue working hard to improve performance during product development."

Commercial partnerships and collaborations with industry leaders allow SolarWindow to augment its in-house team with hundreds of collaborative world-class scientists, skilled technicians, and seasoned production staff and managers, who bring high-volume manufacturing, industrial, engineering and technical expertise.

Today’s record-setting advancement has been achieved with the support of Raynergy Tek, one of several recently-announced commercial collaborators working to enable high-volume production of SolarWindow™ electricity-generating windows. Raynergy Tek is a world leader in organic photovoltaics technology, based in Taiwan.

Additionally, SolarWindow entered into a Process Integration and Production Agreement with Triview Glass Industries, an award-winning custom glass fabricator based in suburban Los Angeles. Initially working to establish manufacturing processes and a production line through this agreement, SolarWindow and Triview plan to fabricate specific SolarWindow™ electricity-generating glass products at commercial scale.

The company’s new high-performance SolarWindow™ device was fabricated through the efforts of the company’s Principal Scientist, Dr. Scott Hammond, in collaboration with NREL Researchers through our Cooperative Research and Development Agreement (CRADA), particularly: Dr. Maikel van Hest, Dr. James Whitaker, Dr. Bertrand Tremolet de Villers, and Rosemary Bramante, MS.

SolarWindow™ device performance measurement and certification was conducted completely independently from the CRADA team, at the NREL Device Performance Measurement Laboratory.

The NREL Device Performance Measurement Laboratory is accredited by the American Association for Laboratory Accreditation to ISO 17025 standards for calibration of primary and secondary reference cells and secondary modules. Measurements outside the scope of the ISO 17025 accreditation are accredited to ISO 9001 standards by Orion Registrar.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows and other materials into electricity generators under natural, artificial, low, shaded, and even reflected light conditions.

Our liquid coating technology has been presented to members of the U.S. Congress and has received recognition in numerous industry publications. Our SolarWindow™ technology has been independently validated to generate 50-times the power of a conventional rooftop solar system and achieves a one-year payback when modeled on a 50-story building.

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Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Briana Erickson at 800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

Damaak Group

415-488-5281

media@solarwindow.com

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

• Facebook

• Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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